Exhibit 10.42

Execution Version

MEMC ELECTRONIC MATERIALS, INC.

as the Borrower

THE LENDING INSTITUTIONS NAMED HEREIN

as Lenders

and

NATIONAL CITY BANK,

as a Lender, the Swing Line Lender, the Issuing Bank,

the Administrative Agent and the Collateral Agent

AMENDMENT NO. 1

dated as of

December 20, 2006,

to

REVOLVING CREDIT AGREEMENT

dated as of

July 21, 2005

AMENDMENT NO. 1

THIS AMENDMENT NO. 1 (this “Amendment”) is entered into as of December 20, 2006 (the “Amendment Closing Date”), among the following:

(i) MEMC ELECTRONIC MATERIALS, INC., a Delaware corporation (herein, together with its successors and assigns, the “Borrower”);

(ii) the lending institutions signatory hereto (herein, together with their successors and assigns, each a “Lender” and collectively, the “Lenders”); and

(iii) NATIONAL CITY BANK, a national banking association (successor to National City Bank of the Midwest), as a Lender, the Swing Line Lender, the Issuing Bank, and as the administrative agent (the “Administrative Agent”), the collateral agent (the “Collateral Agent”).

PRELIMINARY STATEMENTS:

A. The Borrower, the Lenders and the Administrative Agent entered into the Revolving Credit Agreement, dated as of July 21, 2005 (the “Credit Agreement”). All capitalized terms used in this Amendment but not otherwise defined shall have the meanings given to such terms in the Credit Agreement.

B. In connection with the Credit Agreement, the Borrower, the Subsidiary Guarantors and the Collateral Agent executed the Pledge Agreement, dated as of July 21, 2005 (the “Pledge Agreement”).

C. The parties hereto desire to amend certain provisions of the Credit Agreement and terminate the Pledge Agreement, as more fully set forth below.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1. AMENDMENTS & TERMINATION. Effective on and as of the Amendment Effective Date (as defined in Section 2 of this Amendment):

1.1 AMENDMENT TO SCHEDULE 1. Schedule 1 to the Credit Agreement shall be amended and restated as set forth at Exhibit A to this Amendment.

1.2 AMENDMENT OF SECTION 1.1. The definition of “Additional Security Document” is hereby deleted from Section 1.1 of the Credit Agreement.

1.3 AMENDMENT OF SECTION 2.7(F). Section 2.7(f) of the Credit Agreement is hereby amended and restated as follows:

(f) Interest Rate Margins. As used herein the terms “Applicable Prime Rate Margin”, “Applicable Eurocurrency Margin” and “Applicable Commitment Fee Rate” shall mean the particular rate per annum determined by the Administrative Agent in accordance with the Pricing Grid Table which appears below, based on the Borrower’s ratio of Consolidated Total Funded Debt as of the end of each fiscal quarter to Consolidated EBITDA for the Testing Period most recently ended and the following provisions:

(A) On the Amendment Effective Date, until changed hereunder in accordance with the following provisions, the Applicable Prime Rate Margin for Revolving Loans and Swing Line Loans will be 0.00 basis points per annum, the Applicable Eurocurrency Margin for Revolving Loans will be 34.00 basis points per annum, and the Applicable Commitment Fee Rate shall be 8.00 basis points per annum.

(B) Commencing with the fiscal quarter of the Borrower ended on or nearest to December 31, 2006, and continuing with each fiscal quarter thereafter, the Administrative Agent will determine the Applicable Prime Rate Margin or Applicable Eurocurrency Margin for any Revolving Loan or Swing Line Loan and the Applicable Commitment Fee Rate in accordance with the Pricing Grid Table, based on the Borrower’s ratio of (x) Consolidated Total Funded Debt as of the end of the fiscal quarter, to (y) Consolidated EBITDA for the Testing Period ended on the last day of the fiscal quarter, as identified in such Pricing Grid Table. Changes in the Applicable Prime Rate Margin, Applicable Eurocurrency Margin or Applicable Commitment Fee Rate based upon changes in such ratio shall become effective on the first day of the month following the receipt by the Administrative Agent pursuant to section 8.1(a) or (b) of the financial statements of the Borrower, accompanied by the certificate and calculations referred to in section 8.1(c), demonstrating the computation of such ratio, based upon the ratio in effect at the end of the applicable period covered (in whole or in part) by such financial statements.

(C) Notwithstanding the above provisions, during any period when (1) the Borrower has failed to timely deliver its consolidated financial statements referred to in section 8.1(a) or (b), accompanied by the certificate and calculations referred to in section 8.1(c) or (2) an Event of Default has occurred and is continuing, the Applicable Prime Rate Margin and the Applicable Eurocurrency Margin for Revolving Loans and Swing Line Loans and the Applicable Commitment Fee Rate shall be the highest rate per annum indicated therefor in the Pricing Grid Table, regardless of the Borrower’s ratio of Consolidated Total Debt to Consolidated EBITDA at such time.

(D) Any changes in the Applicable Prime Rate Margin or Applicable Eurocurrency Margin for Revolving Loans or Swing Line Loans and the Applicable Commitment Fee Rate shall be determined by the Administrative Agent in accordance with the above provisions and the Administrative Agent will promptly provide notice of such determinations to the Borrower and the Lenders. Any such determination by the Administrative Agent pursuant to this section 2.7(f) shall be conclusive and binding absent manifest error.

PRICING GRID TABLE

(Expressed in Basis Points)

Ratio of Consolidated Total Funded Debt To Consolidated EBITDA	Applicable Prime Rate Margin	Applicable Eurocurrency Margin	Applicable Commitment Fee Rate
Greater than or equal to 2.00 to 1.00	0.0	47.5	15.0
Greater than or equal to 1.50 to 1.00 but less than 2.00 to 1.00	0.0	37.5	12.5
Greater than or equal to 1.00 to 1.00 and less than 1.50 to 1.00	0.0	35.0	10.0
Less than 1.00 to 1.00	0.0	34.0	8.0

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1.4 AMENDMENT OF SECTION 4.1. Section 4.1(a) of the Credit Agreement shall be amended and restated as follows:

4.1(a) Commitment Fees. The Borrower agrees to pay to the Administrative Agent fees (“Commitment Fees”) for the account of each Non-Defaulting Lender for the period from and including the Amendment Effective Date to, but not including, the Maturity Date or, if earlier, the date upon which the Total Revolving Commitment has been terminated, computed for each day at a rate per annum equal to the Applicable Commitment Fee Rate for such day on the amount of such Lender’s Revolving Commitment for such day. Commitment Fees shall be due and payable in arrears on April 1, July 1, October 1 and January 1 and on the Maturity Date or, if earlier, the date upon which the Total Revolving Commitment has been terminated.

1.5 AMENDMENT TO SCHEDULE 7.2. Schedule 7.2 to the Credit Agreement shall be amended and restated as set forth at Exhibit B to this Amendment.

1.6 AMENDMENT OF SECTION 8.12. Section 8.12 of the Credit Agreement shall be deleted in its entirety and replaced with the following:

8.12 [Reserved].

1.7 AMENDMENT OF SECTION 9.2. The last paragraph of Section 9.2 of the Credit Agreement shall be amended and restated as follows:

With respect to any Subsidiary which is a party to the Subsidiary Guaranty, such Subsidiary shall be released from the Subsidiary Guaranty if all of such Subsidiary’s capital stock (or other equity interests) are disposed of in accordance with this Section 9.2; and the Administrative Agent and the Collateral Agent shall be authorized to take actions deemed appropriate by them in order to effectuate the foregoing.

1.8 AMENDMENT OF SECTION 9.4. Section 9.4 of the Credit Agreement shall be amended by adding an additional subclause (j) as follows:

(j) Existing Letter of Credit: the letter of credit in the face amount of $2,550,000 issued by U.S. Bank, National Association for the benefit of the Missouri Department of Natural Resources having a letter of credit number of SLCL120281 and an annual expiration date of June 9th with automatic annual extensions.

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1.9 TERMINATION OF PLEDGE AGREEMENT. Notwithstanding Sections 7.19 and 10.1(f) of the Credit Agreement, the Pledge Agreement shall be terminated and shall be of no further force and effect and all Pledged Stock and Pledged Equity Interests (each as defined in the Pledge Agreement) shall be promptly returned to the Borrower by the Collateral Agent. The termination of the Pledge Agreement pursuant to this Amendment shall not constitute a breach of the representation set forth in Section 7.19 of the Credit Agreement now or subsequent to the date hereof, and such termination shall not constitute a Default or an Event of Default pursuant to Section 10.1(f) of the Credit Agreement.

1.10 EXISTING LETTER OF CREDIT. Notwithstanding Section 3.1(d) of the Credit Agreement, the Existing Letter of Credit did not become a Letter of Credit under the Credit Agreement. The parties hereto acknowledge the terms of the Credit Agreement do not apply to the Existing Letter of Credit.

SECTION 2. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants as follows:

2.1 AUTHORITY. This Amendment has been duly authorized by all necessary corporate action on the part of the Borrower, has been duly executed and delivered by a duly authorized officer of the Borrower and constitutes the valid and binding agreement of the Borrower enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

2.2 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Borrower contained in the Credit Agreement or in the other Credit Documents are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof, except to the extent that such representations and warranties expressly relate to a specified date, in which case such representations and warranties are hereby reaffirmed as true and correct when made.

2.3 NO CLAIMS. No Credit Party has any claim or offset against, or defense or counterclaim to, the Borrower’s obligations or liabilities under the Credit Agreement or other Credit Documents.

2.4 NO EVENT OF DEFAULT. No Default or Event of Default has occurred or exists.

SECTION 3. CONDITIONS PRECEDENT.

This Amendment shall become effective on the date (the “Amendment Effective Date”) the following conditions shall have been satisfied:

3.1 EXECUTION AND DELIVERY. This Amendment shall have been executed by the Borrower, the Administrative Agent and each Lender and counterparts hereof as so executed shall have been delivered to the Administrative Agent. The Guarantor Acknowledgement attached hereto shall have been executed by the Subsidiary Guarantors and counterparts hereof as so executed shall have been delivered to the Administrative Agent; and

3.2 PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings and all documents incidental to the transactions contemplated hereby shall be satisfactory in form and substance

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satisfactory to the Administrative Agent, and the Administrative Agent and its special counsel and the Lenders shall have received all such counterpart originals or certified or other copies of such documents as the Administrative Agent or its special counsel or any Lender may reasonably request;

and thereafter this Amendment shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent for the benefit of the Lenders, and the Lenders and their respective successors and assigns.

SECTION 4. MISCELLANEOUS.

4.1 RATIFICATIONS; FULL FORCE AND EFFECT. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement, and except as specifically modified or amended by the terms of this Amendment, the Credit Agreement and the other Credit Documents and all provisions contained therein are, and will continue to be, in full force and effect and are hereby ratified and confirmed.

4.2 SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the Borrower, the Lenders and the Administrative Agent and their respective permitted successors and assigns.

4.3 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent or any Lender shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely upon them.

4.4 REFERENCE TO CREDIT AGREEMENT. The Credit Agreement and any and all other agreements, instruments or documents now or hereafter executed and delivered pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference therein to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

4.5 EXPENSES. The Borrower agrees to pay on demand all costs and expenses incurred by the Administrative Agent and Lenders in connection with the preparation, negotiation and execution of this Amendment, including without limitation, the reasonable costs and fees of the Administrative Agent’s special legal counsel, regardless of whether this Amendment becomes effective in accordance with the terms hereof, and all costs and expenses incurred by the Administrative Agent or any Lender in connection with the enforcement or preservation of rights under the Credit Agreement, as amended hereby.

4.6 SEVERABILITY. Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment, and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.

4.7 APPLICABLE LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

4.8 HEADINGS. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

4.9 ENTIRE AGREEMENT. This Amendment is specifically limited to the matters expressly set forth herein. This Amendment and all other instruments, agreements and documents

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executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto with respect to the subject matter hereof and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to the matters covered by this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto relating to the subject matter hereof or any other subject matter relating to the Credit Agreement.

4.10 COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together shall be deemed to be one and the same instrument.

4.11 SECURITY. The parties hereto acknowledge that pursuant to the terms of this Amendment, the Commitments extended under the Credit Agreement are unsecured.

[Signature pages follow.]

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IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

MEMC ELECTRONIC MATERIALS, INC.

By:	/s/ Kenneth H. Hannah
Name:	Kenneth H. Hannah
Title:	Senior Vice President & Chief Financial Officer

NATIONAL CITY BANK,
Individually as a Lender and in its Capacity as the Administrative Agent

By:	/s/ Eric Hartman
Name:	Eric Hartman
Title:	Senior Vice President

SIGNATURE PAGE

TO AMENDMENT NO. 1

FOR MEMC ELECTRONIC MATERIALS, INC.

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Timothy M. Hill
Name:	Timothy M. Hill
Title:	Assistant Relationship Manager

SIGNATURE PAGE

TO AMENDMENT NO. 1

FOR MEMC ELECTRONIC MATERIALS, INC.

LASALLE BANK NATIONAL
ASSOCIATION, as a Lender

By:	/s/ David B. Vande Ven
Name:	David B. Vande Ven
Title:	Vice President

SIGNATURE PAGE

TO AMENDMENT NO. 1

FOR MEMC ELECTRONIC MATERIALS, INC.

PNC BANK, NATIONAL ASSOCIATION, as
a Lender

By:	/s/ Louis K. McLinden
Name:	Louis K. McLinden
Title:	Vice President

SIGNATURE PAGE

TO AMENDMENT NO. 1

FOR MEMC ELECTRONIC MATERIALS, INC.

REGIONS BANK, as a Lender

By:	/s/ Daniel R. Kraus
Name:	Daniel R. Kraus
Title:	Vice President

SIGNATURE PAGE

TO AMENDMENT NO. 1

FOR MEMC ELECTRONIC MATERIALS, INC.

FIFTH THIRD BANK (SOUTHERN
INDIANA), as a Lender

By:	/s/ Robert M. Sander
Name:	Robert M. Sander
Title:	Vice President

SIGNATURE PAGE

TO AMENDMENT NO. 1

FOR MEMC ELECTRONIC MATERIALS, INC.

Exhibit A

SCHEDULE 1

INFORMATION AS TO LENDERS AND COMMITMENTS

Name of Lender	Revolving Commitment
National City Bank	$40,000,000
Swing Line Commitment: $10,000,000
US Bank National Association	$35,000,0000
LaSalle Bank National Association	$35,000,000
PNC Bank, National Association	$30,000,000
Union Planters Bank, N.A. d/b/a Regions Bank	$30,000,000
Fifth Third Bank (Southern Indiana)	$30,000,000
TOTAL	$200,000,000.00

SIGNATURE PAGE

TO AMENDMENT NO. 1

FOR MEMC ELECTRONIC MATERIALS, INC.

Exhibit B

Schedule 7.2

Information as to Subsidiaries

Name of Subsidiary	Jurisdiction Where Organized	Percentage of Outstanding Stock or Other Equity Interest Owned (Indicating whether owned by the Borrower or a specified Subsidiary)

MEMC Electronic Materials France Sarl	France	100% (MEMC Electronic Materials, S.p.A.)

MEMC Electronic Materials GmbH	Germany	100% (MEMC Electronic Materials, S.p.A.)

MEMC Electronic Materials, Sdn. Bhd.	Malaysia	100% (Borrower)

MEMC Electronic Materials Sales, Sdn. Bhd.	Malaysia	100% (Borrower)

MEMC Electronic Materials, S.p.A.	Italy	100% (Borrower)

MEMC Electronic Materials (UK) Ltd.	United Kingdom	100% (MEMC Electronic Materials, S.p.A.)

MEMC Holding B.V.	The Netherlands	100% (MEMC Electronic Materials, S.p.A.)

MEMC Holdings Corporation	Delaware	100% (Borrower)

MEMC International, Inc.	Delaware	100% (Borrower)

MEMC Japan Ltd.	Japan	100% (Borrower)

MEMC Korea Company	South Korea	40% (MEMC International, Inc.) 40% (MEMC Holding B.V.)

MEMC Kulim Electronic Materials, Sdn. Bhd.	Malaysia	75% (MEMC International, Inc.)

MEMC Pasadena, Inc.	Delaware	100% (Borrower)

MEMC Singapore Pte. Ltd.	Singapore	100% (MEMC International, Inc.)

Taisil Electronic Materials Corporation	Taiwan	54.95% (Borrower) 45.00% (MEMC International, Inc.)

SIGNATURE PAGE

TO AMENDMENT NO. 1

FOR MEMC ELECTRONIC MATERIALS, INC.

GUARANTOR ACKNOWLEDGMENT

The undersigned each consents and agrees to and acknowledges the terms of the foregoing Amendment No. 1 to Credit Agreement, dated as of December 20, 2006 (the “Amendment”). The undersigned each further agrees that its respective obligations pursuant to the Subsidiary Guaranty shall remain in full force and effect and be unaffected hereby.

The undersigned each hereby represents and warrants that there exists no claim or offset against, or defense or counterclaim to, any of its obligations or liabilities under the Credit Agreement or the Subsidiary Guaranty, as applicable, or any other Credit Document to which it is a party.

[Signatures follow.]

IN WITNESS WHEREOF, this Guarantor Acknowledgment has been duly executed and delivered as of the date of the Amendment.

MEMC HOLDINGS CORPORATION

By:	/s/ Kenneth H. Hannah
Name:	Kenneth H. Hannah
Title:	President & Assistant Secretary

MEMC INTERNATIONAL, INC.

By:	/s/ Kenneth H. Hannah
Name:	Kenneth H. Hannah
Title:	President & Assistant Secretary

MEMC PASADENA, INC.

By:	/s/ Kenneth H. Hannah
Name:	Kenneth H. Hannah
Title:	Chief Financial Officer & Assistant Secretary